UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 13, 2014

SOUTHCOAST FINANCIAL CORPORATION

Incorporated under the	Commission File No. 000-25933	I.R.S. Employer
laws of South Carolina		Identification No.
57-1079460

530 Johnnie Dodds Boulevard
Mt. Pleasant, South Carolina 29464

Telephone: (843) 884-0504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07   Submission of Matters to a Vote of Security Holders.

(a)           The Company held its Annual Meeting of Shareholders on May 13, 2014.  At that meeting, Shareholders voted on the matters set forth below.

(b) (1)	One director was elected to serve a three-year term. The voting results were as follow:

Name	FOR	WITHHOLD	BROKER NON-VOTES

James P. Smith	4,355,396	143,546	1,920,294

The following directors’ terms of office will continue after the Annual Meeting:

Tommy B. Baker (2015), William A. Coates (2015), Stephen F. Hutchinson (2015), L. Wayne Pearson (2016), Robert M. Scott (2016)

(2)	The appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014 was approved. The voting results were as follow:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

6,411,474	3,627	4,135	0

(3)	Non-binding advisory proposal to approve the compensation of the Company’s executive officers named in the Summary Compensation Table of the 2014 Proxy Statement. The voting results were as follow:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

3,291,217	1,154,266	53,459	1,920,294

(d)
After reviewing the results of the non-binding advisory vote on the frequency of shareholder votes on executive compensation from the 2013 Annual Meeting of Shareholders, the Board of Directors determined that, until the next required non-binding advisory vote on the frequency of shareholder votes on executive compensation in 2019, the non-binding advisory vote on compensation of the Company’s executive officers will be held every year, and the next such vote will be at the annual meeting of shareholders in 2015.

Section 7 -  Regulation FD

Item 7.01  Regulation FD Disclosure

At the annual meeting, Mr. L. Wayne Pearson, President and Chief Executive Officer of the Company, made a presentation based on publicly available information in which he:

•
provided an overview of the Charleston MSA market, including information about unemployment, status of the commercial and residential real estate markets, corporate investment in the market area, and national accolades from various publications;

•	provided an overview of the Company’s deposit market share and peer financial data comparison;

•	highlighted the Company’s financial results for the year ended December 31, 2013 and the quarter ended March 31, 2014;

•	announced receipt of bank regulatory approval for opening of a new branch at 297-299 East Bay Street in Charleston;

•	briefly discussed the Company’s five-year stock performance and a comparison of peer stock performance; and

•	highlighted the Company’s continuing strategic plans to grow core deposits, increase noninterest income, and continue to reduce non-performing assets by:

-	taking advantage of market disruption from mergers and acquisitions;

-	strategically hiring producers and evaluating new branch opportunities;

-	continuing to focus on deposit growth, targeting small businesses;

-	continuing to strengthen risk management;

-	selectively replacing non-performing assets with high quality loans, focusing on small businesses; and

-	aggressively managing early stage delinquencies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHCOAST FINANCIAL CORPORATION
(Registrant)

Date: May 14, 2014	By:	/s/ William C. Heslop
William C. Heslop
Senior Vice President and Chief Financial Officer